UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  September 9, 2008
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VIRGIN MEDIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	000-50886 (Commission File Number)	59-3778247 (I.R.S. Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of  Charles L. Allen and John N. Rigsby as directors

On September 9, 2008, the board of directors (the “Board”) of Virgin Media Inc. (the “Company”) appointed each of  Charles L. Allen and John N. Rigsby as directors of the Company and determined that they are independent for purposes of the NASDAQ listing rules.  Messrs. Allen and Rigsby will serve on the Board in the classes noted below and have been named to the committees indicated below.

Name	Class	Committee(s)

Charles L. Allen	Class III (expiring 2010)	Compensation Committee
John N. Rigsby	Class I (expiring 2011)	Business Operations and Technology Committee

On September 9, 2008, the Board granted to each of Messrs. Allen and Rigsby an option to purchase 32,192 shares of the Company’s common stock with a per share exercise price of $11.37 pursuant to the Virgin Media Inc. 2006 Stock Incentive Plan and in accordance with the Company’s compensatory arrangements for non-executive directors. These options will vest on March 16, 2009, the same date the options held by the existing non-executive directors will vest. These options are intended to compensate non-executive directors for their services to the Company, to encourage them to remain on the Board and to provide them with appropriate incentives to increase the value of the Company to its shareholders.

Messrs. Allen and Rigsby will otherwise be compensated as non-executive directors as described in the Company’s Form 8-K/A filed on July 8, 2008, which description is incorporated herein by reference.

On September 10, 2008, the Company issued a press release announcing the appointment of Messrs. Allen and Rigsby as directors of the Company.  The press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events.

Reconstitution of the Audit Committee and Compensation Committee

On September 9, 2008, the Board reconstituted the membership of the Audit Committee and Compensation Committee of the Board in light of the recent appointments of several new Board members.  The new composition of the two committees is indicated below.

Audit Committee	Compensation Committee

George Zoffinger, Chairman	Charles L. Allen, Chairman
Edwin M. Banks	Edwin M. Banks
Jeffrey D. Benjamin	Andrew Cole
James A. Chiddix	Steve Simmons

Establishment of Business Operations and Technology Committee

On September 9, 2008, the Board established a new standing committee of the Board to be called the Business Operations and Technology Committee.  The new committee will assist the Board to provide oversight of management’s activities in the areas of business operations and technology and innovation.  The Board elected  James Chiddix as chairman and John N. Rigsby and Steve Simmons as additional members of the committee.

Classification of Board

The Company’s Form 8-K/A filed on July 8, 2008 contained an error as to the classes to which two of the Company’s directors, Andrew Cole and Steve Simmons, have been assigned.  The present classification of the Board is as follows:

Class I (expiring 2011)	Class II (expiring 2009)	Class III (expiring 2010)

James A. Chiddix	Edwin M. Banks	Charles L. Allen
William R. Huff	Neil A. Berkett	Jeffrey D. Benjamin
James F. Mooney, chairman	Steve Simmons	Andrew Cole
John N. Rigsby	George R. Zoffinger	Gordon D. McCallum

Compensation of Chairman of Audit Committee and Compensation Committee

On September 9, 2008, the Board voted to increase the fixed portion of the compensation of the Audit Committee chairman and Compensation Committee chairman to $25,000 per annum.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits

99.1    Press release, dated September 10, 2008, issued by Virgin Media Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date:  September 11, 2008, 2008

VIRGIN MEDIA INC.

By:	/s/ Scott Dresser
Scott Dresser
Assistant Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated September 10, 2008, issued by Virgin Media Inc.